UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 14, 2008 (May 8, 2008)
Orbitz Worldwide, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-33599 (Commission File Number)	20-5337455 (I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 1000, Chicago, Illinois (Address of Principal Executive Offices)	60661 (Zip Code)
(312) 894-5000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
2007 Equity and Incentive Plan, as amended and restated

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 8, 2008, at the Annual Meeting of Shareholders, the shareholders of Orbitz Worldwide, Inc. (the “Company”) approved the Orbitz Worldwide, Inc. Performance-Based Annual Incentive Plan (the “AIP”). The AIP provides annual bonuses designed to satisfy the conditions for performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code”) to executive officers and employees who have been selected by the Compensation Committee of the Company’s Board of Directors to participate in the AIP.
     The foregoing description of the AIP is qualified in its entirety by reference to the AIP, which was filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2008, and is incorporated herein by reference.
     In addition, at the Annual Meeting of Shareholders, the shareholders of the Company approved an amendment to the Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan (the “Equity Plan”) and also approved the Equity Plan to qualify certain awards granted under the Equity Plan as performance-based compensation for purposes of Section 162(m) of the Code. The amendment increased the number of shares of the Company’s common stock available for issuance under the Equity Plan by 9,000,000 shares, to an aggregate of 15,100,000 shares, subject to adjustment as provided in the Equity Plan. A copy of the amended and restated Equity Plan is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     Exhibit No.

10.1	Orbitz Worldwide, Inc. Performance-Based Annual Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 24, 2008).

10.2	Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan, as amended and restated.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.

May 14, 2008
	By:	/s/ James P. Shaughnessy

		Name:	James P. Shaughnessy
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Orbitz Worldwide, Inc. Performance-Based Annual Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 24, 2008).

10.2	Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan, as amended and restated.